Events After The Balance Sheet Date	12 Months Ended
Dec. 31, 2017
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Events After The Balance Sheet Date

27. EVENTS AFTER THE BALANCE SHEET DATE

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.

On 1 February 2018 Unilever announced a quarterly dividend with the 2017 fourth quarter results of €0.3585 per NV ordinary share and £0.3155 per PLC ordinary share.

On 5 February 2018 Unilever issued a triple tranche €2.0 billion bond, comprising of fixed rate notes of €500 million at 0.5% due August 2023, €700 million at 1.125% due February 2027 and €800 million at 1.625% due February 2033.